SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)              July 8, 2002
                                                 -------------------------------

                               Mirant Corporation
             (Exact name of registrant as specified in its charter)

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  Delaware                       001-16107                 58-2056305
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(State or other jurisdiction   (Commission File     (IRS Employer Identification
    of incorporation)               Number)                     No.)


 1155 Perimeter Center West Suite 100, Atlanta, Georgia           30338
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      (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code           (678) 579-5000
                                                  ------------------------------


                                       N/A
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         (Former name or former address, if changed since last report.)



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Item 5.         Other
Recent Developments

On July 2, 2002, Mirant received notice that a shareholders' derivative lawsuit was filed on June 26, 2002 in the Superior Court of Fulton County, Georgia against Mirant and its directors. The lawsuit alleges that the directors breached their fiduciary duties by allowing the company to engage in alleged unlawful or improper practices in the California energy market during 2000 and 2001. The company practices complained of in the derivative lawsuit largely mirror those complained of in the shareholder litigation, the rate payer litigation and the California attorney general lawsuits that have been previously disclosed by the company. The complaint seeks unspecified damages on behalf of the company, including attorneys' fees, costs and expenses and punitive damages.

In connection with the previously disclosed State Line litigation, as of July 3, 2002, two additional lawsuits have been settled pending court approval. The terms of both settlements involve cash payments to the plaintiffs, with such payments being fully covered by insurance.

Also, as previously disclosed, as part of the implementation of the Philippine Electric Reform Act, an inter-agency committee has been charged with reviewing all contracts with independent power producers ("IPPs") in the Philippines, including various energy conversion agreements ("ECAs") with Mirant subsidiaries. On July 5, 2002, it was reported that 29 of the 35 contracts with IPPs in the Philippines were identified by the committee as potentially containing "legal or financial terms" that require further review or action. These contracts include Mirant's contracts concerning the following facilities:
Sual, Pagbilao, Ilijan and Navotas. We do not know the extent of any potential issues in connection with the contracts, except that 13 projects, including Mirant's Ilijan and Navotas projects, were identified as having "minor issues," 11 projects, including Mirant's Pagbilao project, were identified as having "financial issues" and 5 projects, including Mirant's Sual project, were identified as having "legal and financial issues that need to be referred for appropriate study, renegotiation and possible legal action." Mirant does not believe that the committee's review will result in changes that will materially affect Mirant's financial condition or prospects."




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                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:     July 8, 2002                                 MIRANT CORPORATION




                                               By /s/ James A. Ward
                                                  ------------------------------
                                                   James A. Ward
                                                   Senior Vice President and
                                                    Controller
                                                  (Principal Accounting Officer)